UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 14, 2008
JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5757 North Green Bay Avenue,
Milwaukee, Wisconsin	53209

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 414-524-1200
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the Johnson Controls, Inc. press release dated October 14, 2008 reporting that the registrant affirms fiscal 2008 guidance and expects fiscal 2009 sales will be approximately $37 billion, about 3% lower than fiscal 2008 and forecast diluted earnings per share of $1.95 to $2.10, approximately 10-16% lower than fiscal 2008, based on its projections of lower global automotive production.
Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the Johnson Controls, Inc. Strategic Review and 2009 Outlook presentation for the analyst meeting held on October 14, 2008.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:

99.1	Press release of Johnson Controls, Inc., dated October 14, 2008.

99.2	Strategic Review and 2009 Outlook presentation to analysts on October 14, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
October 17, 2008	By:	/s/ Susan M. Kreh
		Name:	Susan M. Kreh
		Title:	Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Johnson Controls, Inc., dated October 14, 2008.

99.2	Strategic Review and 2009 Outlook presentation to analysts on October 14, 2008.